Fulton Financial Corporation KBW 6th Annual Community Bank Conference July 2005

Forward-Looking Statement The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Presentation Outline Corporate profile Strategic initiatives Capital Acquisition strategy Loan summary Relationship banking strategy Financial performance

Fulton Financial Profile Regional financial holding company (formed in 1982) 14 community banks and 3 financial services affiliates in 5 states 232 community banking offices Asset size: $12.1 billion Market capitalization: $2.9 billion Average daily trading volume: 191,000 shares (Q2/05)

8.8% compounded annual growth rate in earnings per share 23 consecutive years of record earnings 31 consecutive years of dividend increases 10.3% compounded annual growth rate in dividends per share Proven business model Consistent performance What have we accomplished?

Where are we located?

Possible Future Expansion

Mission Statement We will increase shareholder value and enrich the communities we serve by creating financial success together with our customers and career success together with our employees. We will conduct all of our business with honesty and integrity.

17 South Financial Group, Inc. (The) 18 First Midwest Bancorp, Inc. 19 Susquehanna Bancshares, Inc. 20 United Bankshares, Inc. 21 Sky Financial Group Inc. 22 Mercantile Bankshares Corporation 23 Citizens Banking Corporation 24 Valley National Bancorp 25 Wilmington Trust Corporation 26 BancorpSouth, Inc. 27 UMB Financial Corporation 28 Trustmark Corporation 29 FirstMerit Corporation 30 Greater Bay Bancorp 31 Old National Bancorp Peer Group Five-Year Total Return (12/31/04) 1 First Republic Bank 2 Hibernia Corporation 3 Bank of Hawaii Corporation 4 International Bancshares Corporation 5 TCF Financial Corporation 6 BOK Financial Corporation 7 Colonial BancGroup, Inc. 8 Amegy Bancorp, Inc. 9 City National Corporation 10 Fulton Financial Corporation 11 First Citizens BancShares, Inc. 12 Whitney Holding Corporation 13 Cullen/Frost Bankers, Inc. 14 Associated Banc-Corp 15 Commerce Bancshares, Inc. 16 Hudson United Bancorp Peer group average: 117% Fulton Financial: 130%

Stock Performance (1982 - 2004) WITHOUT dividend reinvestment: 15% compounded annual rate of return WITH dividend reinvestment: 19% compounded annual rate of return

Corporate Strategic Initiatives Expanding the franchise through our well-developed acquisition strategy Diversifying revenue stream by increasing the contribution of non-interest income Managing capital Maintaining high asset quality Achieving consistent earnings growth Sound risk management

Recent Acquisitions Resource Bank - Virginia Beach, Virginia Acquired on 4/1/04 Assets of $1.1 billion First Washington State Bank - Windsor, NJ Acquired on 12/31/04 Assets of $585 million Somerset Valley Bank Acquired on 7/1/05 Assets of $511 million Headquartered in Somerville, NJ 11 branches in Somerset, Hunterdon and Middlesex counties

Somerset Valley Bank - Branch Locations Fulton Financial branches SVB Financial branches

Strong performance Asset quality High growth areas Dynamic market demographics Talented and dedicated staff Compatible corporate culture What do we look for?

Acquisitions In New Markets What changes? Loan review Investments Asset/liability management Compliance Common operating platform Audit Accounting What stays the same? Bank name Board of Directors Management team Employees

In-Market Consolidation 24 acquisitions since 1982 14 affiliate banks today Potential consolidation as market coverage increases Lehigh Valley - four prior acquisitions now comprise our second largest affiliate

Continued local autonomy and decision-making Increased lending capacity Additional capital Proven merger/conversion expertise Reduced expenses Increased income diversification due to introduction of new products and services Benefits To New Affiliates

Investment management Brokerage services Insurance (whole life, term life, long-term care through advisors) Cash management On-line banking Debit/credit cards Residential mortgages Specialized lending (leasing and indirect) International services Correspondent banking Product Availability

Other Income As a Percent of Total Income (6/30/05)

Capital (6/30/05) Total Capital (GAAP): $1.2 billion Total Regulatory Capital: $1.0 billion Ratios: Total Risk-Based Capital 12.70% Tier 1 Risk-Based Capital 10.40% Leverage Capital 7.70%

Stock Buyback Completed accelerated repurchase in May 2005 of 4.3 million share board-authorized program that expired 6/30/05

Loan Diversification (6/30/05) Commercial Commercial Mortgage Residential Mortgage Construction Home Equity Consumer and other East 2314.57 2556.9 558.8 743.77 1141.7 545.88 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

27 relationships with commitments to lend of $20 million or more Maximum individual commitment of $30 million Average commercial loan size is $573,000 Loans and corresponding relationships are within Fulton's geographical market area Summary of Larger Loans

Commercial Loan Concentration By Industry (as of 6/30/05)

Short-term rating P-1 Long-term rating Issuer A-2 Lead Bank Deposits A-1 Outlook Stable Credit Ratings Moody's Investor Services Short-term rating F-1 Long-term rating A Outlook Stable Fitch Ratings Standard & Poors Credit rating BBB+ Outlook Stable Dominion Bond Rating Service Credit rating A Outlook Stable

Our Relationship Strategy Long-term successful employees Long-term successful customers Long-term successful shareholders

Employee Retention 2000 2001 2002 2003 2004 Exempt 88 88.8 91.1 92.4 87.6 Non-exempt 75 77.3 78.8 78.4 73.5 Overall 78.7 79.7 81.2 82.6 78.2

Employee Stock Ownership 80% of our employees collectively own approximately 4 million shares of Fulton Financial Corporation stock Stock options help us to retain key high-performing employees

Employee Opinion Survey Quality and Improvement Commitment Immediate Supervisor Job Satisfaction Service Climate Company Image Training and Development Organizational Leadership Work Process Communication Pay and Benefits Teamwork and Collaboration (Survey administered by BAI Survey Services)

Employee Opinion Survey Conducted every three years Over 3,000 employees surveyed (85%) Completed in June 2005 FFC responses exceed BAI national averages in 10 of the 12 categories

Customer Satisfaction Retail: 96% extremely or very satisfied Commercial: 86% very satisfied or satisfied Compared to national average of 58% of customers who are very satisfied with their financial institution* *Source: 2004 American Banker/Gallup consumer survey

80+% say they are very satisfied/satisfied with the level of service they receive 22% / 520 responses Most important drivers of satisfaction: Our people (personalized service, stability in contact person and integrity) Our ability to satisfy a range of financial needs Ease of access to decision makers Fulton Financial Advisors, N.A. Client Satisfaction Survey Responses * *Source: 2004 Client Survey

Fulton Mortgage Company Customer Satisfaction Survey Responses * 99% of customers' expectations were met/exceeded 98% would recommend FMC to others 22% response rate / all settlements *Source: 2004 Client Survey

Quarter ended June 30, 2005 $41.6 million Net income (9.8% increase over 2004) $ 0.27 Net income per share (8.0% increase over 2004) $ 0.145 Cash dividends per share (9.8% increase over 2004) 1.46% Return on assets 13.95% Return on equity 20.64% Return on tangible equity

Income Statement Summary (6/30/05)

Average Loan Growth 2005 2004 $ % (dollars in millions) Commercial $ 2,310 $ 2,030 $ 280 14% Comm'l Mort 2,860 2,400 460 19% Resid Mort 890 620 270 44% Home Equity 1,120 930 190 20% Cons./Other 1,690 1,520 170 11% Total Loans $ 7,750 6,570 1,180 18% (6/30/05)

2005 2004 $ % (dollars in millions) Commercial $ 2,120 $ 1,980 $ 140 7% Comm'l Mort 2,460 2,280 180 8% Resid Mort 530 490 40 8% Consumer/Other 1,540 1,420 120 8% Total Loans $ 6,650 $ 6,170 480 8% Internal Loan Growth (6/30/05)

Funding Sources (6/30/05) Deposits and Customer Repurchase Agreements Borrowings GAAP Capital Other Liabilities East 74 15 10 1 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Average Deposit Growth 2005 2004 $ % (dollars in millions) Nonint DDA $ 1,540 $ 1,320 $ 220 17% Int DDA 1,490 1,310 180 14% Savings/MMDA 1,950 1,810 140 8% CD's 3,010 2,640 370 14% Cash Mgt 390 390 - 0% Total Deposits $ 8,380 $ 7,470 $ 910 12% (6/30/05)

Internal Deposit Growth 2005 2004 $ % (dollars in millions) Nonint DDA $ 1,420 $ 1,300 $ 120 9% Int DDA 1,390 1,290 100 8% Savings/MMDA 1,790 1,790 - 0% CD's 2,290 2,410 (120) -5% Cash Mgt 390 390 - 0% Total Deposits $ 7,280 $ 7,180 $ 100 1% (6/30/05)

Net Interest Margin (quarterly) 3/02 6/02 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 FFC 4.44 4.48 4.33 4.17 4.06 3.91 3.62 3.73 3.79 3.73 3.88 3.92 3.95 3.92

Net Interest Margin (6/30/05) 94 95 96 97 98 99 00 01 02 03 04 3/05 6/05 FFC 4.73 4.68 4.73 4.72 4.58 4.56 4.31 4.27 4.35 3.82 3.83 3.95 3.92 Peer 4.62 4.55 4.52 4.58 4.33 4.28 4.08 4.09 4.29 3.91 3.82 3.74 Top 50 4.54 4.46 4.36 4.36 4.11 4.02 3.86 4.03 4.23 3.8 3.68 3.66

Asset/Liability Management Rate Change NII Change (Annual) % Change +300 bp + $ 21.2 million + 5.5% +200 bp + $ 14.7 million + 3.8% +100 bp + $ 8.5 million + 2.2% - 100 bp - $ 11.7 million - 3.0% - 200 bp - $ 33.6 million - 8.7% Interest rate "shocks"

Yield Curve - Rate Shocks

Loan Mix (6/30/05) Fixed Floating Adjustable FFC 30 42 28 West 30.6 38.6 34.6 North 45.9 46.9 45

ENDING MODIFIED BALANCE DURATION CREDIT RATING (000's) Mortgage-backed securities $ 1,751.3 2.57 AAA - agency insured Municipal bonds 374.6 4.04 AAA - insured U.S. Treasuries and agencies 105.1 1.13 AAA Trust preferred securities 59.7 11.0 various - 5 yr call FHLB stock 67.0 na na Bank stock 66.7 na na Other investments 31.1 na na Unrealized gain - bank stock 0.3 Unrealized loss-bonds (29.0) Total Investments $ 2,426.8 2.96 Investment Portfolio (6/30/05)

Bank Stock Gains (6/30/05 percent contribution to EPS) 94 95 96 97 98 99 00 01 02 03 04 YTD05 East 3.8 4.6 3.9 5.8 7.7 4.9 5.4 6 3.6 6.6 6.2 3.1

Net Charge-Offs To Loans (6/30/05) 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 3/05 6/05 FFC 0.15 0.17 0.16 0.18 0.08 0.11 0.06 0.17 0.14 0.19 0.19 0.2 0.22 0.17 0.06 0.02 0.02 Peer 0.49 0.51 0.57 0.24 0.16 0.18 0.2 0.22 0.23 0.24 0.27 0.34 0.32 0.26 0.2 0.17 Top 50 0.66 0.75 0.7 0.43 0.22 0.24 0.32 0.33 0.29 0.28 0.25 0.41 0.45 0.37 0.23 0.16

Nonperforming Assets To Assets (6/30/05) 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 3/05 6/05 FFC 0.62 0.55 0.65 0.65 0.73 0.62 0.57 0.58 0.54 0.46 0.42 0.44 0.47 0.33 0.3 0.25 0.27 Peer 1.14 1.39 1.07 0.95 0.64 0.56 0.53 0.47 0.44 0.42 0.45 0.53 0.54 0.46 0.39 0.35 Top 50 1.59 1.65 1.25 0.92 0.65 0.55 0.54 0.48 0.47 0.46 0.54 0.62 0.62 0.54 0.37 0.35

Other Income Detail 2005 2004 $ % (dollars in thousands) Invt Mgt & amp; Trust $ 8,970 $ 8,640 $ 330 4% Mort. Sales Gains 6,290 6,050 240 4% Overdraft Fees 4,450 4,180 270 6% Service Charges 3,590 3,840 (250) -7% Branch Sale Gains 2,200 - 2,200 na Cash Mgt Fees 1,920 1,910 10 1% Success Card Fees 1,620 1,430 190 13% Other 7,860 5,260 2,600 49% Total $ 36,900 $ 31,310 $ 5,590 18% (6/30/05)

Internal Results 2005 2004 $ % (dollars in thousands) Invt Mgt & amp; Trust $ 8,680 $ 8,640 $ 40 0% Mort. Sales Gains 6,270 6,050 220 4% Service Charges 3,490 4,180 (690) -17% Overdraft Fees 4,300 3,840 460 12% Branch Sale Gains 2,200 - 2,200 na Cash Mgt Fees 1,910 1,910 - 0% Success Card Fees 1,600 1,430 170 12% Other 7,690 5,260 2,430 46% Total $ 36,140 $ 31,310 $ 4,830 15% (6/30/05)

Efficiency Ratio (6/30/05) 93 94 95 96 97 98 99 00 01 02 03 04 3/05 6/05 FFC 61.7 60.9 60.1 56.2 54 54.1 51.5 51.1 53.1 52.2 53.5 55.1 54.5 54.9 Peer 61.7 61.6 60.5 58.6 57.1 55.3 55.7 54.9 55.7 57.1 57.7 58.8 58 Top 50 60.7 61.2 59.8 58.1 57.9 57 56.2 56 55.2 54.7 57.9 58.6 57.6

Other Expense Detail 2005 2004 $ % (dollars in thousands) Salaries & Benefits $ 45,150 $ 41,830 $ 3,320 8% Occupancy & Equip. 9,440 8,610 830 10% DP/Software/Telecom 5,860 5,160 700 14% Amortization 1,170 1,360 (190) -14% Other Expenses 16,490 13,580 2,910 21% Total $ 78,110 $ 70,540 $ 7,570 11% (6/30/05)

Internal Results 2005 2004 $ % (dollars in thousands) Salaries & Benefits $ 43,860 $ 41,830 $ 2,030 5% Occupancy & Equip. 8,920 8,610 310 4% DP/Software/Telecom 5,630 5,160 470 9% Amortization 1,020 1,360 (340) -25% Other Expenses 15,270 13,580 1,690 12% Total $ 74,700 $ 70,540 $ 4,160 6% (6/30/05)

Looking Ahead Continued focus on: Strong asset quality Continued strong loan growth Growth in net interest margin Growth in non-interest income Core deposit growth Expansion of franchise geographically Consistent EPS growth

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com

Where are we located?

Possible Future Expansion